UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      WASHINGTON, DC 20549


                            FORM 8-K


                     CURRENT REPORT PURSUANT
                  TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934


Date  of report (Date of earliest event reported):November 11, 2005

                          Diasense, Inc
     (Exact Name of Registrant as Specified in Its Charter)

                          Pennsylvania
 (State or Other Jurisdiction of Incorporation or Organization)

          0-26504                                 25-1605848
    (Commission File Number)   (IRS Employer Identification No.)

     2275 Swallow Hill Road, Bldg 2500; Pittsburg, PA 15220
  (Address of Principal Executive Offices, Including Zip Code)


                         (412) 279-1059
      (Registrant's Telephone Number, Including Area Code)

  (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement

Amendments to Existing Independent Consultant Agreements:

(a) On November 11, 2005, Diasense, Inc. ("Diasense" or the "Company") and Jeremy Grata amended the independent consultant agreement into which they had entered on May 19, 2005 (the "Grata Consulting Agreement"). The material terms of the original Grata Consulting Agreement are described in Item 1.01 of a Current Report on Form 8-K filed with the Securities and Exchange
Commission (the "SEC") on May 24, 2005, and are incorporated herein by reference. The Grata Consulting Agreement has been amended as follows:

      (i) The initial term of the Grata Consulting Agreement has been extended two additional years and will now expire on May 19, 2009. After the expiration date, the agreement may be extended on a month to month basis upon written agreement of Diasense and Mr. Grata.

     (ii) The five-year warrant certificate that the Company had issued to Mr. Grata as consideration under the Grata Consulting Agreement has been amended and restated and reissued as of November 11, 2005. The amended and restated warrant certificate grants Mr. Grata the right to acquire an additional 2,773,000 shares (4,000,000 shares in total) of the common stock of Diasense prior to the expiration date under the original warrant certificate granted to him (May 19, 2010). Descriptions of the material terms of the aforementioned warrant (including the vesting provisions thereof) are set forth in Item 3.02 of this Current Report on Form 8-K, which descriptions are incorporated by reference in this Item 1.01.

(b) On November 11, 2005, Diasense and Michael Pitsakis amended the independent consultant agreement into which they had entered on May 19, 2005 (the "Pitsakis Consulting Agreement"). The material terms of the original Pitsakis Consulting Agreement are described in Item 1.01 of a Current Report on Form 8-K filed with the SEC on May 24, 2005, and are incorporated herein by reference. The Pitsakis Consulting Agreement has been amended as follows:

      (i) The initial term of the Pitsakis Consulting Agreement has been extended two additional years and will now expire on May 19, 2009. After the expiration date, the agreement may be extended on a month to month basis upon written agreement of Diasense and Mr. Pitsakis.

     (ii) The five-year warrant certificate that the Company had issued to Mr. Pitsakis as consideration under the Pitsakis
Consulting Agreement has been amended and restated and reissued as of November 11, 2005. The amended and restated warrant certificate grants Mr. Pitsakis the right to acquire an additional 2,773,000 shares (4,000,000 shares in total) of the common stock of Diasense prior to the expiration date under the original warrant certificate granted to him (May 19, 2010). Descriptions of the material terms of the aforementioned warrant (including the vesting provisions thereof) are set forth in Item
3.02 of this Current Report on Form 8-K, which descriptions are incorporated by reference in this Item 1.01.

Entry into New Independent Consultant Agreement:

On November 14, 2005, Diasense entered into an independent consultant agreement with Dr. Stuart A. Fine (the "Fine Consulting Agreement"). Pursuant to the Fine Consulting Agreement, Dr. Fine will perform various consulting services for the Company in connection with the development of the Company's non-invasive glucose sensor intellectual property, including: (i) advising the Company on medical issues related to the Diasensorr non-invasive glucose sensor; (ii) assisting the Company in its efforts to sell or license its intellectual property by providing technical expertise as required to interested parties; and (iii) assisting the Company in its efforts to complete the development of the next generation of the Diasensorr. Dr. Fine shall not receive any monetary compensation or additional benefits (including health and welfare benefits) under the Fine Consulting Agreement and has instead received a stock purchase warrant certificate to purchase up to 150,000 shares of the Company's common stock at an exercise price of $0.10 per share, exercisable for a period of ten (10) years. Descriptions of the material terms of the aforementioned warrant certificate are set forth in
Item  3.02  (subparagraph (d) thereof) of this Current Report  on
Form  8-K,  which descriptions are incorporated by  reference  in this Item 1.01. The initial term of the Fine Consulting Agreement expires on November 14, 2008, and may be extended on a month to month basis upon written agreement of the Company and Dr. Fine. The agreement may be terminated by the Company or Dr. Fine at any time upon fifteen (15) days written notice. The Fine Consulting Agreement also imposes (A) customary protections regarding the Company's proprietary rights in, and assigns Dr. Fine's rights with respect to, any work products or materials with which Dr. Fine will work pursuant to his duties under the agreement, (B) confidentiality obligations on the part of Dr. Fine relating to the protection of the Company's proprietary and confidential information and (C) customary non-competition and non-solicitation restrictions upon Dr. Fine that extend for a period of twelve (12) months past the termination of the agreement.

Item 3.02.     Unregistered Sales of Equity Securities.

(a) On November 11, 2005, in conjunction with the amendment of the Grata Consulting Agreement (as described in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference) and as consideration paid by the Company thereunder, Diasense issued to Jeremy Grata an amended and restated warrant certificate, representing Mr. Grata's right to acquire an additional 2,773,000 shares (4,000,000 shares in total) of the Company's common stock. The warrants represented by the amended and restated certificate have an exercise price of $0.01 per share and expire on May 19, 2010. The warrants vest (and become exercisable) according to the following schedule:

   (i) 100,000 warrants are exercisable immediately on or after the issuance date;

   (ii) 150,000 warrants and an additional 250,000 warrants will be exercisable at such times as phases 1 and 2, respectively, of the development of the non-invasive glucose sensor by the Company are completed, provided that Mr. Grata is providing services to the Company under the Grata Consulting Agreement at such time;

   (iii) 727,000 warrants will be exercisable at such time as a working prototype of the non-invasive glucose sensor has been completed and is functional, provided that Mr. Grata is providing services to the Company under the Consulting Agreement at such time; and

   (iv) 2,773,000 warrants will be exercisable at such time that the non-invasive glucose sensor is approved by the U.S. Food and Drug Administration (the "FDA") or other regulatory body, provided that Mr. Grata is providing services to the Company under the Consulting Agreement at such time.

   In addition, all warrants represented by the certificate granted to Mr. Grata will vest immediately upon either (x) a change of control of Diasense or (y) the sale or license of the Company's non-invasive glucose sensor intellectual property.

(b) On November 11, 2005, in conjunction with the amendment of the Pitsakis Consulting Agreement (as described in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference) and as consideration paid by the Company thereunder, Diasense issued to Michael Pitsakis an amended and restated warrant certificate, representing Mr. Pitsakis' right to acquire an additional 2,773,000 shares (4,000,000 shares in total) of the Company's common stock. The warrants represented by the amended and restated certificate have an exercise price of $0.01 per share and expire on May 19, 2010. The warrants vest (and become exercisable) according to the following schedule:

   (i) 100,000 warrants are exercisable immediately on or after the issuance date;

   (ii) 150,000 warrants and an additional 250,000 warrants will be exercisable at such times as phases 1 and 2, respectively, of the development of the non-invasive glucose sensor by the Company are completed, provided that Mr. Pitsakis is providing services to the Company under the Pitsakis Consulting Agreement at such time;

   (iii) 727,000 warrants will be exercisable at such time as a working prototype of the non-invasive glucose sensor has been completed and is functional, provided that Mr. Pitsakis is providing services to the Company under the Consulting Agreement at such time; and

   (iv) 2,773,000 warrants will be exercisable at such time that the non-invasive glucose sensor is approved by the FDA or other regulatory body, provided that Mr. Pitsakis is providing services to the Company under the Consulting Agreement at such time.

   In addition, all warrants represented by the certificate granted to Mr. Pitsakis will vest and become exercisable immediately upon either (x) a change of control of Diasense or
(y) the sale or license of the Company's non-invasive glucose sensor intellectual property.

(c) On November 11, 2005, Diasense issued to Anthony Paterra a warrant certificate representing Mr. Paterra's right to purchase 3,250,000 shares of the Company's common stock. The certificate was issued in conjunction with, and as part of the consideration for, Mr. Paterra's acceptance of employment with Diasense beginning October 25, 2005. The warrants represented thereby have an expiration date of November 11, 2010 and an exercise price of $0.01 per share. The warrants vest (and become exercisable) according to the following schedule:

   (i) 1,000,000 warrants are exercisable immediately on or after the issuance date; and

   (ii) an additional 93,750 warrants will become exercisable on the first day of each month for twenty-four (24) consecutive months beginning December 1, 2005 and ending November 1, 2007, provided that Mr. Paterra is employed by the Company during such period.

   In addition, all warrants represented by the certificate granted to Mr. Paterra will vest and become exercisable immediately upon either (x) a change of control of Diasense or
(y) the sale or license of the Company's non-invasive glucose sensor intellectual property.

(d) On November 14, 2005, in conjunction with the Company's entry into an Independent Consulting Agreement with Dr. Stuart A. Fine (as described in Item 1.01 of this Current Report on Form 8-K and incorporated herein by reference) and as consideration paid by the Company for Dr. Fine's services thereunder, the Company issued a warrant certificate to Dr. Fine, representing Dr. Fine's right to acquire 150,000 shares of the Company's common stock. The warrants represented by the certificate have an exercise price of $0.10 per share and expire on November 14, 2015. The warrants vest (and become exercisable) according to the following schedule:

  (i) 35,000 warrants are exercisable immediately on or after the issuance date;

   (ii) 35,000 warrants are exercisable at such time as a working
prototype  of  the  Company's  non-invasive  glucose  sensor   is
complete and functional; and

   (iii) 80,000 Warrants are exercisable at such time as the Diasensorr non-invasive glucose sensor is approved by the FDA.

   In addition, all warrants represented by the certificate granted to Dr. Fine will vest and become exercisable immediately upon either (x) a change of control of Diasense or (y) the sale or license of the Company's non-invasive glucose sensor intellectual property.

(e) On November 15, 2005, the Company issued 6% secured convertible notes ("Convertible Notes") in principal amounts of $25,000 to each of St. Claire Capital Management and Lisa A.
Paterra (each, a "Holder"), in consideration of the loans of equal amount made to the Company by each such Holder as of such date. Each of the Convertible Notes issued on November 15, 2005 is due October 31, 2010 (the "Maturity Date"), and will accrue interest at a rate of 6% per annum. Each Convertible Note is secured by all assets of the Company and ranks pari passu in such security interest with (A) each of the other Convertible Notes that may be issued by the Company from time to time and (B) the demand note dated July 23, 2004 issued by the Company to BICO, Inc. and assigned to Dominion Assets, LLC. Each Convertible Note is convertible in whole (not in part) into common stock of the Company at a conversion price of $0.10 per share under the following circumstances:

   (i) Optional Conversion: The Convertible Note is convertible at the Holder's option upon either (A) the receipt by the Holder of a notice of prepayment of the principal of the Convertible
Note by the Company, or (B) in the event all outstanding principal and accrued interest due and owing on the Convertible
Note is not paid in full as of the Maturity Date.

  (ii) Mandatory Conversion: The Convertible Note, including all accrued and unpaid interest thereon, must be converted by the Holder if the Company raises a minimum of $3,000,000 in gross proceeds from the private offering and sale of its equity securities on or before March 31, 2006 at a price per share of at least $0.10.

The issuances of (A) the warrant certificates to each of Mr. Grata, Mr. Pitsakis, Mr. Paterra and Dr. Fine, (B) the Convertible Notes to the Holders and (C) the shares of Diasense's common stock that may be issued upon conversion of the warrant certificates and/or the Convertible Notes are each exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Sections 4(2) and 4(6) thereof.

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Diasense has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Diasense, Inc.


November  16, 2005                       /s/ Keith Keeling

                                           Keith Keeling
                                           Chief Executive Officer